                                                                     Exhibit 4.1

Number         Formed under the Laws of the State of Delaware              Units
 0                                                                         [   ]

                            CATSKILL LITIGATION TRUST

          THIS   CERTIFIES   THAT   ____________________________________   is  a
Beneficiary  of the above  named  Statutory  Trust and is  entitled  to the full benefits and  privileges of a Beneficiary  of CATSKILL  LITIGATION  TRUST as set
forth in the Declaration of Trust of CATSKILL LITIGATION TRUST.

          IN WITNESS WHEREOF, the STATUTORY TRUST has caused this Certificate to be executed by its duly  authorized  TRUSTEES this __________ day of __________,
________, and its STATUTORY TRUST seal to be hereunto affixed.

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Paul A. deBary, Trustee                         Joseph E. Bernstein, Trustee

          The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM    - as tenants in common           UNIF GIFT MIN ACT - ......CUSTODIAN....
                                                                          (Cust)         (Minor)
          TEN ENT    - as tenants by the entireties                       Under Uniform Gifts to Minors
                                                                          Act..........................
          JT TEN     - as joint tenants with right of                                           (State)
                       survivorship and not as tenants in common

          Additional abbreviations may also be used though not in the above list

For Value received, the undersigned hereby sell, assign and transfer unto

Please insert social security or other
  identifying number of assignee
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIPCODE OF ASSIGNEE)

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                                                                           Units
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represented by the within Certificate,  and do hereby irrevocably constitute and appoint
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Attorney to transfer  the said Units on the books of the within named Trust with full power of substitution in the premises.

Dated
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      In presence of
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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER